[Letterhead of Eversheds Sutherland (US) LLP]

April [ ], 2019
VIA EDGAR
Jay Williamson, Esq.
Division of Investment Management
United States Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Priority Income Fund, Inc.
Registration Statement on Form N-2
(File Nos. 811-22725 and 333-229007)

Dear Mr. Williamson:
On behalf of Priority Income Fund, Inc. (the “Fund”) set forth below are the Fund’s response to the oral comment provided by the staff of the Division of Investment Management (the “Staff”) of the Securities and Exchange Commission (the “SEC”) to the Fund on April 10, 2019 regarding the Fund’s responses to the Staff’s comments in a letter dated March 21, 2019 on the Fund’s Registration Statement on Form N-2 (File Nos. 811-22725 and 333-229007) (the “Registration Statement”), which relates to an offering of shares of the Fund’s Series A, Series B, Series C and Series D Term Preferred Stock and the prospectus contained therein (the “Prospectus”).

1.
We note your response to prior comment 1 and your plan of distribution for the preferred shares. Given the fact that the preferred shares will also be available to investors in secondary transactions on the exchange, we believe investors should know the current market price when making an investment decision. Please confirm your prospectus, with any supplements, will disclose the preferred share market price as of the offering date.

Response: The Fund acknowledges the Staff’s comment and confirms that by way of a supplement to the Prospectus, the Fund will disclose the most recent closing price of its shares of preferred stock alongside the price of shares of preferred stock to be sold in the offering.

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If you have any questions or additional comments concerning the foregoing, please contact the undersigned at (202) 383-0472.

Sincerely,

/s/Cynthia R. Beyea
Cynthia R. Beyea

cc:    M. Grier Eliasek, Prospect Capital Management L.P.